UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) February 11, 2005
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                              Matrix Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

        0-21231                                         84-1233716
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(Commission File Number)                      (IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100
      Denver, Colorado                                     80202
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (303) 595-9898
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 11, 2005, after consideration of presentations and recommendations of management, the Compensation Committee (the "Committee") of the Board of Directors of Matrix Bancorp, Inc. (the "Company") approved the grant of non-qualified stock option awards to David W. Kloos, the Company's Senior Vice President and Chief Financial Officer, to purchase 20,000 shares of the Company's common stock, and T. Allen McConnell, the Company's Senior Vice President and General Counsel, to purchase 15,000 shares of the Company's common stock.

     Both options will vest and become exercisable ratably in 20% increments on each anniversary of the date of grant, beginning February 11, 2006, and are exercisable for $12.839, which is the fair market value of the underlying shares of Company common stock on the date of grant. The options are subject to the Company's 1996 Amended and Restated Stock Option Plan (the "Plan") and the individual award agreements substantially in the form of Exhibit 99.1, which are used for executive officers and employees generally, and incorporated herein by reference. Notwithstanding the vesting schedule detailed above, the options will become fully vested upon the occurrence of a change in control of the Company as detailed in the Plan. The Company's second form of option agreement, under which one-half of the option award is exercisable immediately and the remaining half vests upon the first anniversary of the date of grant, is used for option grants to directors and is also attached as Exhibit 99.2 for reference.

     The foregoing summary description of the option awards are qualified by reference to the complete text of the Plan and the form of the individual award agreements.

     The Committee additionally decided to amend Mr. McConnell's Change-In-Control Agreement with the Company. Under that agreement, Mr. McConnell is entitled to be paid a percentage of his average annual compensation over the past two years in the event of a "change in control" of the Company. The amendment increased the specific percentage from 150% to 200%. A "change in control" will generally be deemed to occur in the event that the Company enters into a transaction that would cause a distribution date under the Company's Rights Plan of November 4, 2002, regardless of whether any provision of the rights plan is subsequently waived or amended to prevent the distribution date from occurring. The specified change in control payment will be paid to Mr. McConnell even in the event that he is no longer employed by the Company at the time of the change in control, unless his termination is due to voluntary resignation or termination for "cause" as defined in the agreement. The amendment is attached as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial Statements of Businesses Acquired.

           Not applicable.

     (b)   Pro Forma Financial Information.

           Not applicable.

     (c)   Exhibits.

           99.1    Form of Non-Qualified Stock Option Agreement

           99.2    Form of Director Non-Qualified Stock Option Agreement

           10.1 First Amendment to Change of Control Agreement between Matrix Bancorp, Inc. and T. Allen McConnell, dated February 15, 2005 and effective February 11, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 16, 2005


                                            MATRIX BANCORP, INC.


                                            By:      /s/ Allen McConnell
                                            Name:    Allen McConnell
                                            Title:   Senior Vice President



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                                  EXHIBIT INDEX

Exhibit No.   Description

99.1          Form of Non-Qualified Stock Option Agreement

99.2          Form of Director Non-Qualified Stock Option Agreement

10.1          First  Amendment  to Change of  Control  Agreement  between
              Matrix Bancorp, Inc. and T. Allen McConnell, dated February 15, 2005 and effective February 11, 2005.